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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 23, 1999



                               COHO ENERGY, INC.
                           (Exact name of registrant
                          as specified in its charter)


           TEXAS                       0-22576                  75-2488635
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


               14785 PRESTON ROAD, SUITE 860, DALLAS, TEXAS 75240
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 774-8300


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         (a) On August 23, 1999, Coho Energy, Inc. (the "Company"), and its wholly owned direct and indirect subsidiaries, Coho Resources, Inc., a Nevada corporation, Coho Oil & Gas, Inc., a Delaware corporation, Coho Exploration, Inc., a Delaware corporation, Coho Louisiana Production Company, a Delaware corporation, and Interstate Natural Gas Company, a Delaware corporation (collectively with the Company, the "Debtors"), jointly filed for protection under Chapter 11 of the United States Bankruptcy Reform Act of 1978, as amended, in the United States Bankruptcy Court, Northern District of Texas, Dallas Division (jointly administered under Case No. 99-35929). No receiver has been appointed as the Debtors intend to remain as debtors-in-possession. A press release of the Company, attached hereto as Exhibit 99.1, contains more information regarding the bankruptcy proceeding and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)       EXHIBITS

     (99.1)       Company Press Release dated August 23, 1999.



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              COHO ENERGY, INC.


Date: October 5, 1999                         By: /s/ Anne Marie O'Gorman
                                                 -----------------------------
                                                  Anne Marie O'Gorman
                                                  Senior Vice President and
                                                  Corporate Secretary






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                                 EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------
    (99.1)         Coho Energy, Inc. Press Release dated August 23, 1999 (filed herewith).


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